SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 23, 2007 (October 31, 2007)
Date of Report (Date of earliest event reported)
Fedders Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)
505 Martinsville Road
Liberty Corner, New Jersey 07938-0813
(Address of principal executive offices, including zip code)
(908) 604-8686
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-99.1: MONTHLY OPERATING REPORT
EX-99.2: MONTHLY OPERATING REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 1, 2007, Mark Mishler resigned as principal accounting officer of Fedders Corporation (the “Company”).
On November 5, 2007, the United States Bankruptcy Court for the District of Delaware, overseeing the Company’s petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code (In re: Fedders North America, Inc., et. al., Case No. 07-11176 (BLS)), approved two incentive plans in which officers of the Company are eligible to participate. One plan is identical to the Company’s pre-petition customary annual incentive plan for officers and provides for incentive payments to be made to officers of the Company upon the achievement of specified levels of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the period from September 1, 2007 to February 29, 2008. If 100% of target EBITDA is achieved, payments under this plan would range from $22,500 to $75,000. The other plan provides for incentive payments to be made to officers calculated as a percentage of the proceeds realized upon the sale of the Company’s assets, other than assets sold in the ordinary course of business. Amounts that may be payable under this plan cannot be calculated or estimated at the date hereof. The officers are entitled to receive the greater of the amounts calculated under the two plans. The Company’s Executive Chairman is not participating in either of the plans. Copies of the orders of the Bankruptcy Court approving these plans are available without charge on the website of the Company’s Claims Agent, Logan & Company, Inc. at www.loganandco.com under the debtor name “Fedders North America, Inc.”
Item 8.01 Other Events
On October 31, 2007, the Company and its debtor-in-possession subsidiaries each filed its Schedules of Assets and Liabilities and Statement of Financial Affairs (collectively, the “Bankruptcy Schedules”), pursuant to the Federal Rules of Bankruptcy Procedure. The Bankruptcy Schedules contain financial information that has not been audited or reviewed by independent accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the Bankruptcy Schedules has been prepared in accordance with applicable law under the Bankruptcy Code and is not to be used for investment purposes. There can be no assurance that the Bankruptcy Schedules are complete. The Company may amend or otherwise change the information contained in the Bankruptcy Schedules at a future date. The Bankruptcy Schedules are available without charge on the website of the Company’s Claims Agent, Logan & Company, Inc. at www.loganandco.com under the debtor name “Fedders North America, Inc.”
On November 19, 2007, the Company filed its unaudited monthly operating reports for the period from the date of its bankruptcy filing on August 22, 2007 through August 31, 2007 and as of and for the month ended September 30, 2007 (the “Monthly Reports”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy

Court”) (In re: Fedders North America, Inc., et. al., Case No. 07-11176 (BLS)). Copies of the Monthly Reports are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by such reference.
The Monthly Reports were prepared solely for the purpose of complying with the monthly reporting requirements of, and in a format consistent with, the requirements of the Office of the United States Trustee for the United States Bankruptcy Court for the District of Delaware in connection with the bankruptcy proceedings. The information in the Monthly Reports is subject to further review and potential adjustments. The Monthly Reports have not been prepared in accordance with generally accepted accounting principles and have not been audited or reviewed by independent accountants. Moreover, the Monthly Reports contain information for periods that are shorter or different from those contained in periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). While the Monthly Reports provide current information for the periods presented, as required by the Bankruptcy Court and applicable rules, they are prepared in a format different from the Company’s prior periodic reports filed with the SEC and, as a result, the Company believes it is extremely difficult to make apt or meaningful comparisons between the Monthly Reports and the Company’s previous periodic reports on Forms 10-K and 10-Q.
The Company cautions readers not to place undue reliance upon the information contained in the Monthly Reports. The information set forth in the Monthly Reports should not be viewed as representative of the Company’s expected operating results for future periods. Readers should also note that the Monthly Reports set forth that the Company’s equity has no book value. The Company has previously disclosed and again advises readers that the Company currently does not expect that there will be any distribution in the pending bankruptcy cases to the Company’s shareholders on account of their equity interests.
Under the Exchange Act, the SEC issued Exchange Act release 9660 providing guidance for Exchange Act reporting companies in bankruptcy. Consistent with that release, in light of limitations on the Company’s liquidity and personnel, the Company is unable to continue filing periodic reports under the Exchange Act without unreasonable effort and expense because (i) the Company’s regular accounting staff has been reduced as a result of the bankruptcy filing and (ii) the cost of having an independent registered public accounting firm perform the requisite reviews and audits coupled with the cost of complying with the requirements of the Sarbanes-Oxley Act of 2002 is prohibitive. As a result, the Company hereafter intends to file with the SEC, under cover of current reports on Form 8-K, in lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of the Company’s monthly operating reports required to be submitted to the Bankruptcy Court. In accordance with General Instructions B.2 and B.6 of Form 8-K, the Monthly Reports are, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of

Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act , except as expressly set forth by specific reference in such a filing. The information set forth in this Item 9 also will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K and the Monthly Reports may include certain forward-looking statements within the meaning of the Exchange Act and the Securities Act of 1933, as amended (the “Securities Act”). Such statements are subject to various risks and uncertainties previously described in the Company’s periodic reports on Forms 10-K, 10-Q and 8-K as filed with the SEC, and certain assumptions regarding the Company’s reorganization under the auspices of the Bankruptcy Court. These statements, therefore, are subject to significant business, judicial, economic and competitive risks, uncertainties and potential contingencies, including as described in these Monthly Reports, many of which are beyond the Company’s control. Consequently, such statements should not be deemed to be representations or warranties by the Company regarding the realization of these matters. Actual results may differ materially from the results contemplated in any forward-looking statement. The results of the Company’s reorganization and any possible distributions are subject to various material factors, including, without limitation: matters affecting the timing and amounts of expected distributions to the Company’s creditors, the Company’s ability to obtain court approval with respect to various motions before the Bankruptcy Court or to confirm a plan of reorganization or liquidation or uncertainties caused by third party motions, the ability of the Company to maximize asset value and to control expenses, and potential adverse developments with respect to the Company’s business and activities. These and other factors, including the terms of any reorganization plan ultimately approved by the Bankruptcy Court, can affect the value of the various pre-petition liabilities of the Company and of the Company’s equity securities and accordingly, the Company urges interested parties reviewing this report to exercise appropriate caution with respect to existing or future investments in any such liabilities or securities or the use of any such reports for these purposes.
The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.
Item 9.01 Financial Statements and Exhibits
Exhibits
99.1	Monthly Operating Report for the period from August 22, 2007 through August 31, 2007

99.2	Monthly Operating Report as of and for the month ended September 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2007	FEDDERS CORPORATION
	By:	/s/ Kent E. Hansen
		Name:	Kent E. Hansen
		Title:	Executive Vice President

Index to Exhibits
Exhibits
99.1	Monthly Operating Report for the period from August 22, 2007 through August 31, 2007

99.2	Monthly Operating Report as of and for the month ended September 30, 2007